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                              Loan No.____________

                     GUARANTY
               "Continuing Guaranty"

          For Valuable Consideration, receipt of
which is hereby acknowledged, and to induce U.S.
Bank of Washington, National Association (
"Lender" ) to make a loan (the "Loan" ) to Emeritus Properties VI, Inc., a Washington corporation ("Borrower"), which is evidenced by various documents, including as applicable,
Promissory Note of even date herewith in the principal amount of $3,500,000.00, Deed of Trust, and other Documents (all jointly, and as applicable severally, referred to as the "Loan
Documents"), which loan Lender would not extend but for this Guaranty, the undersigned, and each of them, (hereinafter "undersigned" or
"Guarantor") irrevocably and unconditionally guarantees to Lender the full payment and prompt performance of each and every obligation of Borrower under the Loan Documents, and all liabilities, direct or contingent, joint, several, or independent arising in conjunction with the Loan Documents, including all liabilities of any assignee or successor in interest of Borrower, whether at maturity or earlier by reason of acceleration or otherwise, or whether extended, together with interest, attorney fees, and other costs and expenses paid or incurred by Lender in enforcing its rights under the Loan Documents. The undersigned waives notice and acceptance of this Guaranty and of any liability to which it applies, and waives presentment, demand of payment, notice of dishonor or non-payment, protest, notice of protest on any such liabilities, suit, or other action by Lender, and tender of notices of default on any Loan Documents.

      In addition to but not in limitation of the preceding, the undersigned agrees that Lender may, at any time and from time to time, without the consent of, or notice or responsibility to the undersigned, and without impairing or releasing the obligations of the undersigned, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, or change or extend the time of payment of, renew, or alter any liability of Borrower

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hereby guaranteed, or any other liabilities
whether directly or indirectly relating to the liabilities hereby guaranteed, and this Guaranty shall apply to such liabilities of Borrower, as changed, extended, renewed, or altered in any manner; (2) exercise or refrain from exercising, in any manner and in any order, any remedy it may have with respect to any property securing the liabilities hereby guaranteed, any liabilities directly or indirectly relating to the liabilities hereby guaranteed, or any offset against such liabilities including but not limited to, judicial foreclosure, exercise of power of sale or taking a deed or assignment in lieu of foreclosure as to any collateral, and Guarantor shall be liable to Lender for any deficiency resulting from the exercise by it of any such remedy, even though any right which Guarantor may have against others might be diminished or destroyed; (3) exercise or refrain from exercising any rights against Borrower or others, including the undersigned, or otherwise in any way act or refrain from acting;
(4) settle or compromise any liabilities hereby guaranteed or any liabilities due to Lender, incurred directly or indirectly, and subordinate the payment of all or any part thereof to the payment of any liabilities which may be due to Lender or others; (5) apply any sums received to any liability or liabilities of Borrower to Lender, regardless of what liability or liabilities of Borrower to Lender remain unpaid.

     No invalidity, irregularity, or
unenforceability of the liabilities hereby guaranteed shall affect, impair, or be a defense to this Guaranty, and this Guaranty is, and remains until fully satisfied, a primary obligation of the undersigned. Lender need not inquire into the power of Borrower, and any credit granted in reliance upon the purported exercise of such power or authority is hereby guaranteed.

     No segregation or specific allocation by Lender of specified collateral against any liability shall waive or affect any lien against such collateral or against other property or any right of Lender, including the rights accruing to Lender under this Guaranty. No delay on the part of Lender in exercising any of its rights under this Guaranty or otherwise, and no partial or

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single exercise of such, and no action or failure
to act by Lender, with or without notice to the undersigned or anyone else, shall constitute a waiver of this right, or shall affect or impair this Guaranty. Lender and the undersigned expect and intend that this Guaranty be governed by the laws of the state of Washington, which state bears the most significant relation to the transaction.

     Lender is not required to disclose any
information with respect to the credit, the financial condition or character of Borrower, any collateral, other guarantees, or any action or non-action on the part of Lender, Borrower, or any person connected with the credit or collateral thereto. The undersigned hereby represents that the undersigned is fully aware of the financial condition of Borrower and is in such a position by virtue of its relationship to Borrower to obtain all necessary financial information concerning
Borrower's business.

     Lender shall not be required to first resort for payment to Borrower, other guarantors, if any, or other persons or corporations, their properties or estates, or to any collateral security, property, liens, mortgages, or other rights or remedies whatsoever, prior to requiring of the undersigned full satisfaction of the liabilities hereby guaranteed. Lender may exercise or refrain from exercising, in any manner and in any order, any remedy Lender may have with respect to any property securing the liabilities hereby guaranteed, including, but not limited to, judicial foreclosure as to any collateral, and the undersigned shall be liable to Lender for any deficiency resulting from the exercise by Lender of any such remedy, even though any right which the undersigned may have against others might be diminished or destroyed. The undersigned specifically waives all antideficiency and one-right-of-action protections, which may otherwise be available to the undersigned.

     Any indebtedness of Borrower now or hereafter owed to undersigned is hereby subordinated to the Loan, and such indebtedness of Borrower to the undersigned, if Lender so requests, shall be collected, enforced, and received by the undersigned as trustee for Lender and be paid over

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to Lender on account of the Loan but without
reducing or affecting in any manner the liability of the undersigned herein.

     The failure of any entity or person to
guarantee Borrower's obligations shall not release or affect the liability of any entity or person signing this Guaranty.

     The undersigned waives all rights of
subrogation to any collateral and remedies of Lender against Borrower, and other persons, until the entire indebtedness owed pursuant to the Loan
Documents is discharged.

     Guarantor hereby expressly and irrevocably releases and waives any and all "claims" (as now or hereafter defined in the United States
Bankruptcy Code, 11 USC 101 et. seq.) of any nature whatsoever, whether known or unknown and whether now existing or hereafter acquired, against any debtor or the estate in any existing or future bankruptcy case in which the debtors include Borrower or any person or entity with respect to whom Guarantor is an "insider" (as now or hereafter defined in such Bankruptcy Code), to the extent such claims in any manner relate to or arise out of this Guaranty or any indebtedness guaranteed hereby (including but not limited to fixed or contingent claims based on subrogation, indemnity, reimbursement, contribution, or contract). Guarantor authorizes and empowers
Lender to at any time exercise, in its sole discretion, any right or remedy or any combination thereof which may then be available to Lender;
Guarantor agrees that nothing contained herein shall prevent Lender from suing on any note or instrument or from exercising any right or remedy available to Lender thereunder, or under any loan or collateral documents by and between Lender and Borrower. Guarantor further agrees that the exercise of any such rights or remedies shall not constitute a legal or equitable discharge of Guarantor. It is Guarantor's intent and purpose that the obligation hereunder shall be absolute, independent, and unconditional under any and all circumstances. Without limiting the generality of the foregoing, Guarantor expressly waives any and all rights, benefits, or defenses under:

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          (a) Any applicable  "one action"   or
"antideficiency" law;

           (b) Any defense other than payment in
full to any guaranteed indebtedness on the part of any person or entity, including but not limited to Borrower and any other Guarantor;

           (c) Any claim based on any alleged
impairment of any collateral or any alleged unjustified impairment of recourse against
Borrower or any other person or entity liable on any indebtedness guaranteed hereby (whether such impairment is alleged to be intentional, reckless, negligent, or otherwise); and

          (d) Any claim or circumstance which
constitutes a legal or equitable discharge of a guarantor or surety.

     Notwithstanding any foreclosure of any lien on real or personal property securing any indebtedness guaranteed hereby, whether by the exercise of a power of sale, by an action for judicial foreclosure, or by acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty.

     If this Guaranty is executed by more than one signer, all agreements and promises hereby contained shall be construed`, and are hereby declared to be, joint and several in each and every particular, and shall be fully binding upon and enforceable against either, any, or all of such signers, and neither the death, release of or revocation by one or more signers shall affect or release the liability of any other signer. The death of any of the undersigned shall not revoke this Guaranty as to such decedent unless and until written notice thereof is actually received by Lender and until all indebtedness then existing is fully paid and discharged.

     The undersigned shall pay to Lender all costs and expenses, including filing fees and attorney fees incurred by Lender in arbitration, at trial, on appeal, or in any bankruptcy proceeding in connection with the custody, care, preservation, or collection of any property of the undersigned or in seeking to enforce any of the liabilities or

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obligations of the undersigned under this
Guaranty.

     The term "undersigned" as used herein shall mean the entity or person executing this Guaranty, or any one or more of them. Anyone signing this Guaranty shall be bound hereby, whether or not anyone else signs this Guaranty at any time.

     This Guaranty and each of its provisions shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned, and each of them, respectively, and shall inure to the benefit of Lender, its successors and assigns. Any married person who signs this Guaranty expressly agrees that recourse may be had against his/her separate property for all of his/her obligations hereunder.
Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

     The liability of the undersigned pursuant to this Guaranty shall not be affected in any way by the institution of any proceedings involving
Borrower under the Federal Bankruptcy Code or by any action taken in any such proceedings.

     This Guaranty shall terminate upon payment in full of Borrower's indebtedness under the Loan
Documents except that Guarantor's guarantee of the obligations of Borrower under Certificate and Indemnity Regarding Hazardous Substances and
Certificate of Compliance and Indemnification
Agreement of even date herewith shall survive payment of Borrower's indebtedness and transfer of the property pursuant to foreclosure proceedings or otherwise. If payment is made by Borrower on a debt guaranteed hereby and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or similar person under any federal or state bankruptcy law or law for the relief of debtors, Borrower's debt shall be considered unpaid for the purpose of enforcement of this Guaranty. Guarantor will, at Guarantor's own cost and expense, furnish to Lender within ninety days after the end of each fiscal year annual financial statements of Guarantor for such year in reasonable detail and in form and substance satisfactory to Lender.

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     Either Lender or Guarantor may require that
all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this Guaranty be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title
9 of the U.S. Code. All claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Guaranty, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any claims of Guarantor) would be to materially impair
Lender's ability to realize on any collateral securing the Guaranty. If arbitration occurs and each party's claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All arbitrators will be active Washington State Bar members in good standing. All arbitration hearings will be held in Seattle, Washington. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction. If either party institutes any judicial proceeding relating to the Guaranty, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin. This arbitration clause cannot be modified or waived by either party except in writing, which writing must refer to this arbitration clause and be signed by both Lender and Guarantor.

     This writing constitutes the complete
understanding of the parties with respect to the terms of this Guaranty. No parole or extrinsic evidence of any nature shall be used to supplement

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or modify any term. There are no conditions to the
effectiveness of this Guaranty.

     Receipt of a true copy of this Guaranty is hereby acknowledged by the undersigned. The undersigned understands and agrees that this Guaranty shall not constitute a commitment of any nature whatsoever by Lender to renew or hereafter extend credit to Borrower.
     ORAL AGREEMENTB OR ORAL COMMITMENTB TO LOAN
MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING
REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER
WABHINGTON LAW.

     Dated :   April 22, 1997
               ----------------

                             GUARANTOR:

                             /s/ Daniel R. Baty
                            ----------------------
                                 Daniel R. Baty




























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     STATES OF WASHINGTON      )
                               )    ss.
     COUNTY OF KING            )

          I certify that I know or have
     satisfactory evidence that Daniel R. Baty is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

          Dated April 22, 1997.

                    /s/ Catherine L. Pasquan
                    --------------------------
      [SEAL]        Notary Public in and for
                    the State of Washington
                    residing at Seattle, WA
                    My commission expires: 3-30-99






























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